EXHIBIT 10.2
                                                                    ------------


                                  AMENDMENT TO
                    LOAN AGREEMENT AND RELATED LOAN DOCUMENTS


     THIS AMENDMENT dated as of this 19th day of October, 2001, to Loan Agreement dated December 18, 1996, as amended to date, (as amended, the "Loan Agreement") and to the Loan Documents (as defined in the Loan Agreement and as amended to date), is by and among PRESSTEK, INC., a Delaware corporation with a principal place of business at 8 Commercial Street, Hudson, New Hampshire 03051 (the "Borrower"), LASERTEL, INC., an Arizona corporation with a principal place of business at 7775 North Casa Grande Highway, Tucson, Pima County, Arizona 85745 (the "Guarantor"), and CITIZENS BANK NEW HAMPSHIRE, a bank organized under the laws of the State of New Hampshire with a place of business at 875 Elm Street, Manchester, New Hampshire 03101 (the "Bank").

                                   WITNESSETH:
                                   ----------

     WHEREAS, the Bank has extended a certain revolving line of credit loan to the Borrower in the principal amount of up to Sixteen Million Dollars ($16,000,000.00) (the "Revolving Line of Credit Loan"), a certain term loan to the Borrower in the original principal amount of Six Million Nine Hundred Thousand Dollars ($6,900,000.00) ("Term Loan"), and a second mortgage term loan to the Borrower in the principal amount of Four Million Dollars ($4,000,000.00) (the "Mortgage Loan"), and pursuant to the Loan Agreement and certain Loan Documents; and

     WHEREAS, the Borrower has requested, and the Bank has agreed, to modify certain provisions pertaining to the Borrower's financial covenants contained in the Loan Agreement, all upon and subject to the terms and conditions of the Loan Agreement and the Loan Documents, as the same are amended hereby. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement and/or the Loan Documents, as the case may be.

     NOW, THEREFORE, in consideration of the premises contained herein, the Borrower, the Guarantor, and the Bank hereby agree as follows:

     1. AMENDMENT OF LOAN AGREEMENT. Section VII. Q. entitled "Additional Financial and Other Covenants" shall be and hereby is deleted in its entirety and replaced with the following:

     "1. FUNDED DEBT RATIO. BORROWER SHALL HAVE, ON A CONSOLIDATED BASIS WITH GUARANTOR, A RATIO OF FUNDED DEBT (AS HEREINAFTER DEFINED) TO EBITDA (AS HEREINAFTER DEFINED) OF NOT GREATER THAN 2.5:1 AS OF EACH FISCAL QUARTER END. "FUNDED DEBT" SHALL MEAN ALL INDEBTEDNESS OF BORROWER FOR BORROWED MONEY EVIDENCED BY NOTES, BONDS, DEBENTURES, OR SIMILAR EVIDENCES OF INDEBTEDNESS AND WHICH BY ITS TERMS MATURES MORE THAN ONE (1) YEAR FROM, OR IS DIRECTLY OR INDIRECTLY RENEWABLE OR EXTENDIBLE AT BORROWER'S OPTION UNDER A REVOLVING CREDIT OR SIMILAR AGREEMENT OBLIGATING THE LENDER OR LENDERS TO EXTEND CREDIT OVER A PERIOD OF MORE THAN ONE YEAR

     FROM THE DATE OF CREATION THEREOF, AND SPECIFICALLY INCLUDING CAPITAL LEASE OBLIGATIONS, CURRENT MATURITIES OF LONG-TERM DEBT, REVOLVING CREDIT AND SHORT-TERM DEBT EXTENDIBLE BEYOND ONE YEAR AT THE OPTION OF THE BORROWER, AND ALSO INCLUDING, THE OBLIGATIONS, ALL AS DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES FROM BORROWER'S FINANCIAL STATEMENTS. "EBITDA" MEANS BORROWER'S EARNINGS FOR THE TWELVE-MONTH PERIOD PRIOR TO THE DATE OF DETERMINATION, BEFORE REDUCTION FOR INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION EXPENSE, DURING THE PRIOR FOUR (4) FISCAL QUARTERS ENDING ON THE DATE OF DETERMINATION, ALL AS DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES FROM BORROWER'S FINANCIAL STATEMENTS;

     2. BORROWER SHALL MAINTAIN, ON A CONSOLIDATED BASIS WITH GUARANTOR, CASH EQUIVALENTS (AS HEREINAFTER DEFINED) OF NOT LESS THAN $2,500,000.00 AT ALL TIMES. FOR PURPOSES HEREOF, "CASH EQUIVALENTS " SHALL MEAN THE AGGREGATE AMOUNT OF ALL CASH, BANK ACCOUNTS, CERTIFICATES OF DEPOSIT, AND MARKETABLE SECURITIES (I.E. EQUITY SECURITIES LISTED ON THE NEW YORK OR AMERICAN STOCK EXCHANGES OR QUOTED ON THE NATIONAL ASSOCIATION OF SECURITIES DEALERS AUTOMATED QUOTATION SYSTEM (NASDAQ), STATE OR MUNICIPAL BONDS, OR UNITED STATES TREASURY SECURITIES) AS AT THE FISCAL QUARTER ENDING ON THE DATE OF DETERMINATION, ALL AS DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPALS FROM THE FINANCIAL STATEMENTS; AND

     3. BORROWER SHALL MAINTAIN, ON A CONSOLIDATED BASIS WITH GUARANTOR, A MINIMUM FIXED CHARGE COVERAGE OF 1.25:1 TO BE DETERMINED AS OF THE END OF EACH FISCAL QUARTER FOR THE PRIOR FOUR (4) FISCAL QUARTERS ENDING ON THE DATE OF DETERMINATION. "FIXED CHARGE COVERAGE" MEANS NET INCOME AFTER TAXES (EXCLUSIVE OF EXTRAORDINARY GAINS, GAINS ON ASSET SALES, AND OTHER SUCH INCOME), PLUS DEPRECIATION, AMORTIZATION, INTEREST EXPENSE, AND LEASE EXPENSE, LESS DIVIDENDS AND DISTRIBUTIONS, FOR SUCH FOUR (4) FISCAL QUARTER PERIOD, DIVIDED BY THE SUM OF INTEREST EXPENSE, CURRENT MATURITIES OF LONG-TERM DEBT, CURRENT MATURITIES OF CAPITAL LEASES, LEASE EXPENSES, PREFERRED STOCK DIVIDENDS, AND CAPITAL EXPENDITURES (PROVIDED THAT CAPITAL EXPENDITURES FOR THE QUARTERS ENDED 12/31/00, 3/31/01, 6/30/01 AND 9/30/01 SHALL BE DEEMED TO BE $1,000,000 NOTWITHSTANDING THE ACTUAL AMOUNT OF SUCH EXPENDITURES) FOR SUCH FOUR (4) FISCAL QUARTERS, ALL AS DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES FROM THE FINANCIAL STATEMENTS."

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

     2. AMENDMENT FEE. In consideration of the amendments by the Bank hereunder, the Borrower shall pay the Bank a fee of $25,000.00 on the date hereof.

     3. AMENDMENT OF OTHER LOAN DOCUMENTS.

     Each of the other Loan Documents, whether or not specifically referenced herein, shall be and hereby is amended to reflect the terms and conditions of this amendment.

     4. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES.

     Borrower hereby confirms, reasserts, and restates all of the representations and warranties under the Loan Agreement and the Loan Documents, as amended hereby, as of the date hereof, including without limitation, the representations and warranties set forth in Article VI of the Loan Agreement.

     5. REAFFIRMATION OF AFFIRMATIVE COVENANTS.

     Borrower hereby confirms, reasserts, and restates its Affirmative Covenants as set forth in Article VII of the Loan Agreement and the Loan Documents, as amended hereby, as of the date hereof.

     6. REAFFIRMATION OF NEGATIVE COVENANTS.

     Borrower hereby confirms, reasserts, and restates its Negative Covenants as set forth in Article VIII of the Loan Agreement and the Loan Documents, as amended hereby, as of the date hereof.

     7. FURTHER REPRESENTATION AND WARRANTIES.

     The Borrower represents and warrants to the Bank as follows:

     (a) The execution, delivery and performance of this Agreement and the documents relating hereto (the "Amendment Documents") are within the power of the Borrower and are not in contravention of any law, the Borrower's Articles of Incorporation, By-laws or the terms of any other documents, agreements or undertaking to which the Borrower is a party or by which the Borrower is bound. No approval of any person, corporation, governmental body or other entity not provided herewith is required as a prerequisite to the execution, delivery and performance by Borrower of the Amendment Documents or any of the documents submitted to the Bank in connection with the Amendment Documents to ensure the validity or enforceability thereof.

     (b) All necessary corporate action has been taken by the Borrower to authorize the execution, delivery and performance of the Amendment Documents which, when executed on

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

behalf of the Borrower, will constitute the legally binding obligations of the Borrower, enforceable in accordance with their respective terms.

     8. NO FURTHER EFFECT.

     Except as amended hereby, the terms and conditions of the Loan Agreement and each of the Loan Documents as set forth therein shall remain unchanged and, as hereby amended, are in full force and effect.


     IN WITNESS WHEREOF, the Borrower, the Guarantor and the Bank have executed and delivered this Amendment to the Loan Agreement and Related Loan Documents all as of the day and year first above written.

WITNESS:                                      BORROWER:
                                              PRESSTEK, INC.


/s/ Diane L. Bourque                          By: /s/ Robert W. Hallman
------------------------------------             -------------------------------
                                                 Robert W. Hallman
                                                 President and Chief Executive
                                                 Officer


                                              GUARANTOR:
                                              LASERTEL, INC.


/s/ Lise J. McStravock                        By: /s/ Diane L. Bourque
------------------------------------             -------------------------------
                                                 Name: Diane L. Bourque
                                                 Title: Secretary & Treasurer


                                              BANK:
                                              CITIZENS BANK NEW HAMPSHIRE


/s/ Patricia A. Bonner                        By: /s/ John Mercier
------------------------------------             -------------------------------
                                                 John Mercier, Vice President





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